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EMPLOYEE ENROLLMENT FORM                                                                                         STANDARD REGISTER
                                                                                                              ENROLLMENT PROCEDURE
DIVIDEND REINVESTMENT AND COMMON                          The payroll deduction can be changed at any time by submitting a written
STOCK PURCHASE PLAN VOLUNTARY                             notice to the Payroll Department.
PAYROLL DEDUCTION
                                                          Voluntary Payroll Deduction Authorized $_________________________________
To enroll in the Dividend Reinvestment and Common
Stock Purchase Plan through voluntary payroll             Date_____________________________________________________________________
deduction, complete all sections front and
back on both cards below.  Payroll deduction
will begin with the next appropriate pay period.

Both cards below must be returned to:  Employee Benefits
                                       Dayton, Ohio

                      Retain this card for your records
- ------------------------------------------------------------------------------------------------------------------------------------
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
EMPLOYEE ENROLLMENT FORM - PAYROLL
VOLUNTARY PAYROLL DEDUCTION FOR THE                                                                               STANDARD REGISTER
PURCHASE OF COMMON STOCK                                                                                      EMPLOYEE AUTHORIZATION
Employee Name______________________________________________Mail Code_______________Social Security Number__________________________

Deduction $__________________________________($25 minimum per month)

I hereby authorize and request you to make deductions of the above amount ($25 minimum) from my wages or salary commencing with the next appropriate pay period and continuing each month until I either change the amount of each deductions or cancel them or until the Corporation discontinues making deductions under this authorization.  The amounts so deducted are to be used for purchasing shares of Standard Register Common Stock and are to be paid over for this purpose to the Dividend Reinvestment Section.  Corporate
Trust Department, Wachovia Bank of North Carollina, N.A., Winston-Salem, NC.

Signed ____________________________________________________________________________Date_____________________________________________

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
EMPLOYEE ENROLLMENT FORM - AGENT                                                                                  STANDARD REGISTER
DIVIDEND REINVESTMENT AND COMMON STOCK                                                                       EMPLOYEE AUTHORIZATION
PURCHASE PLAN

I (we) hereby appoint Wachovia Bank of North Carolina, N.A., ("Wachovia Bank"), or its successor as appointed by Standard Register
("Corporation"), as my Agent, subject to the terms and conditions of the Dividend Reinvestment and Common Stock Purchase Plan
("Plan") as set forth in the accompanying Prospectus, receipt of which is hereby acknowledged.  I authorize Wachovia Bank, as such
Agent, to apply my dividends, distributions and such cash deposits as it may receive from me to purchase full and fractional shares of the Corporation's Common Stock.  I understand that I may make optional cash payments along with voluntary payroll deductions of not less than $25 per month nor more than $60,000 per year.  If I am a shareholder of record and want dividends on shares registered in my name only to reinvest in Common Stock, I will complete and return to the Agent a Shareholder
Authorization Card.
Employee Name___________________________________________________Home Address_______________________________________________________

Social Security Number_________________________Date_____________            _______________________________________________________

Signature_______________________________________________________            _______________________________________________________

                                   Substitute Form W-9 Must Be Completed On Reverse Of This Card



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


FEDERAL TAX WITHHOLDING

Federal law requires each shareholder to provide the Agent with a correct Taxpayer Identification Number ("TIN"- your Social Security Number if you are an individual) on a Substitute Form W-9 set forth in the box below. If the Agent is not provided with the correct TIN, you may be subject to a $50 penalty by the IRS and payments that are made to you may be subject to backup withholding.

    Part 1 - Your TIN should be included as indicated in the Substitute Form W-9 below.

    PART 2 - If you are subject to backup withholding you should also check the box in Part 2. By checking this box, you are certifying that you have been notified by the IRS that you are subject to backup withholding as a result of failure to report all interest and dividend income or that the IRS has notified you that you are subject to backup withholding.

    If backup withholding applies, the Agent is required to withhold 31 percent of any payments to be made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Agent cannot refund amounts withheld by reason of backup withholding. Certain shareholders, such as corporations and certain foreign individuals are exempt from backup withholding and should so indicate by writing exempt on the Substitute Form W-9.

    PART 3 - If you have not been issued a TIN but you have either applied for one or intend to apply for one in the near future check the box in Part 3. If the TIN is not provided to the Agent within 60 days, future payments, if any, will be subject to backup withholding.

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
___________________________________________________________________________________________________________________________________
|                    |                                                                                                            |
|                    |   PART 1 - Please provide your TIN in the space at           TIN, Social Security Number OR                |
| SUBSTITUTE         |   the right and certify by signing and dating below.         Employer Identification Number                |
| FORM W-9           |                                                              ______________________________                |
|                    |____________________________________________________________________________________________________________|
| Department of      |                                                                                                            |
| the Treasury       |    PART 2 - Check this box /  / If you ARE subject to withholding under the provisions of the Internal     |
| Internal Revenue   |    Revenue Code of 1986 because (a) you have been notified that you are subject to backup withholding as a |
| Service            |    result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified  |
|                    |    you that you are subject to backup withholding.                                                         |
| Payer's Request    |____________________________________________________________________________________________________________|
| for Taxpayer       |                                                                                    |                       |
| Identification     |    CERTIFICATION -  Under the penalties of perjury, I certify that                 |  PART 3 -             |
| Number (TIN)       |    the information provided on this form is true, correct and complete.            |  Awaiting TIN  /  /   |
|                    |                                                                                    |_______________________|
|                    |                                                                                                            |
|                    |    __________________________________________________________      _______________________________________ |
|                    |    Signature                                                       Date                                    |
|____________________|____________________________________________________________________________________________________________|


NOTE:  FAILURE TO COMPLETE THE INFORMATION REQUESTED ON THE SUBSTITUTE FORM W-9 ABOVE MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT
OF ANY PAYMENTS MADE TO YOU.

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

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
STANDARD REGISTER                                                 SHAREHOLDER AUTHORIZATION CARD
DIVIDEND REINVESTMENT AND COMMON STOCK PURCHASE PLAN
                                                                  Please enroll me in the Dividend Reinvestment and Common Stock
I (we) hereby appoint Wachovia Bank of North Carolina, N.A.,      Purchase Plan as indicated below (check one box only):
("Wachovia Bank"), or its successor as appointed by Standard
Register ("Corporation"), as my Agent, subject to the terms       /  /  Dividend Reinvestment - I wish to apply dividends on all
and conditions of the Dividend Reinvestment and Common                  shares of The Standard Register Company Common Stock
Stock Purchase Plan ("Plan") as set forth in the                        registered in my name to purchase additional shares and
accompanying Prospectus, receipt of which is hereby                     also have the option of investing cash payments from a
acknowledged.  I authorize Wachovia Bank, as such Agent, to             minimum of $25 to $60,000 per year.
apply my dividends and distributions as selected below
and such cash deposits as it may receive from me toward the       /  /  Partial Dividend Reinvestment - I wish to reinvest the
purchase of full and fractional shares of Common Stock                  dividends on only ________________ shares registered in
of the Corporation.  I understand that I may make                       my name and also have the option of investing cash payments
optional cash payments of not less than $25 nor more                    from a minimum of $25 to $60,000 per year.
than $60,000 per year.
                                                                  /  /  Optional Cash Payments Only - I wish to invest in Standard
    Optional Cash Payment Enclosed (If Any) $_____________              Register Common Stock by making only optional cash payments from a minimum of $25 to $60,000 per year to the Plan.


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

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
MAIL TO:
Wachovia Bank of North Carolina, N.A.                 I authorize the Corporation to pay to Wachovia Bank for my account all
Dividend Reinvestment Section                         cash dividends on the shares indicated hereon and/or receive optional
Post Office Box 3001                                  cash payments for the purchase of additional common shares.  This
Winston-Salem, North Carolina 27102                   appointment and authorization is given with the understanding that, subject to the procedures established under the Plan, I may terminate my
PLEASE MAKE CHECK PAYABLE TO:                         participation in the Plan by so notifying Wachovia Bank in writing

Wachovia Bank of North Carolina, N.A.                 ________________________________________________________________________
                                                      Signature(s) Sign exactly as name or names appear on reverse side or on
An optional cash payment may be made at the           stock certificate.
time of enrollment.
                                                      ________________________________________________________________________
[LOGO]  Standard Register                             Signature(s) Sign exactly as name or names appear on reverse side or on
        Printed in U.S.A.                             stock certificate.
        (C) 1996 The Standard Register Company
        Printed by STANFAST-Eagan, MN.                 ________________________________________________________________________
        Printed on recycled paper                     Social security or tax identification number

                                                      ________________________________________________________________________
                                                      Date of authorization

                                                      (_________)_____________________________________________________________
                                                      Shareholder's daytime telephone number

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

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
BOARD MEMBER ENROLLMENT FORM - AGENT                                                                           STANDARD REGISTER
VOLUNTARY INVESTMENT OF DIRECTORS' FEES FOR THE                                                       BOARD MEMBER AUTHORIZATION
PURCHASE OF COMMON STOCK
                                                                  A shareholder account should be opened as follows for investment
I (We) hereby appoint Wachovia Bank of North Carolina, N.A.,      of my directors' fees in the Plan.
("Wachovia Bank"), or its successor as appointed by Standard
Register ("Corporation"), as my Agent, subject to the terms       /  /  I AM NOT currently a shareholder on the Corporations's
and conditions of the Dividend Reinvestment and Common                  record list.  A shareholder account should be opened
Stock Purchase Plan ("Plan") as set forth in the                        for the investment of my directors' fees in the Plan.
accompanying Prospectus, receipt of which is hereby
acknowledged.  I authorize Wachovia Bank, as such Agent, to       /  /  I AM a shareholder on the Corporation's record list.
apply my dividends, distributions and such cash deposits                I prefer a new shareholder account to be opened for the
as it may receive from me to purchase full and fractional               investment of my directors' fees in the Plan.
shares of the Corporation's Common Stock.  I understand
that I may make optional cash payments along with                 /  /  I AM a shareholder on the Corporations's record list.
voluntary investment of directors' fees of not less than                Investment of my directors' fees should be made in this
$25 nor more than $60,000 per year.                                     shareholder Plan account.  The shareholder account
                                                                        number is as follows:
__________________________________________________________
Name                                                                    ___________________________________________________________
                                                                        Account Number
__________________________________________________________
Social Security Number                                                  ___________________________________________________________
                                                                        Shareholder Account Name(s)
_________________________________________________________
Address                                                                 ___________________________________________________________
                                                                        Shareholder Account Name(s)
_________________________________________________________
                                                                        If dividends being paid to this shareholder account are not
_________________________________________________________               reinvesting, I will request a Shareholder Authorization Card
Signature                                                               to complete and return it to the agent if I wish to have
                                                                        these dividends reinvest.
_________________________________________________________
Date
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         SUBSTITUTE FORM W-9 MUST BE COMPLETED ON REVERSE OF THIS CARD

   NOTE:  THIS CARD SHOULD BE RETURNED TO CORPORATE SECRETARY, DAYTON, OHIO

FEDERAL TAX WITHHOLDING

Federal law requires each shareholder to provide the Agent with a correct Taxpayer Identification Number ("TIN"- your Social Security Number if you are an individual) on a Substitute Form W-9 set forth in the box below. If the Agent is not provided with the correct TIN, you may be subject to a $50 penalty by the IRS and payments that are made to you may be subject to backup withholding.

    Part 1 - Your TIN should be included as indicated in the Substitute Form W-9 below.

    PART 2 - If you are subject to backup withholding you should also check the box in Part 2. By checking this box, you are certifying that you have been notified by the IRS that you are subject to backup withholding as a result of failure to report all interest and dividend income or that the IRS has notified you that you are subject to backup withholding.

    If backup withholding applies, the Agent is required to withhold 31 percent of any payments to be made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Agent cannot refund amounts withheld by reason of backup withholding. Certain shareholders, such as corporations and certain foreign individuals are exempt from backup withholding and should so indicate by writing exempt on the Substitute Form W-9.

    PART 3 - If you have not been issued a TIN but you have either applied for one or intend to apply for one in the near future check the box in Part 3. If the TIN is not provided to the Agent within 60 days, future payments, if any, will be subject to backup withholding.

___________________________________________________________________________________________________________________________________
|                    |                                                                                                            |
|                    |   PART 1 - Please provide your TIN in the space at           TIN, Social Security Number OR                |
| SUBSTITUTE         |   the right and certify by signing and dating below.         Employer Identification Number                |
| FORM W-9           |                                                              ______________________________                |
|                    |____________________________________________________________________________________________________________|
| Department of      |                                                                                                            |
| the Treasury       |    PART 2 - Check this box  /  / If you ARE subject to withholding under the provisions of the Internal    |
|                    |    Revenue Code of 1986 because (a) you have been notified that you are subject to backup withholding as a |
| Internal Revenue   |    result of failure to report all interest or dividends or (b) the Internal Revenue Service has           |
| Service            |    notified you that you are subject to backup withholding.                                                |
| Payer's Request    |____________________________________________________________________________________________________________|
| for Taxpayer       |                                                                                    |                       |
| Identification     |    CERTIFICATION -  Under the penalties of perjury, I certify that                 |  PART 3 -             |
| Number (TIN)       |    the information provided on this form is true, correct and complete.            |  Awaiting TIN  /  /   |
|                    |                                                                                    |_______________________|
|                    |                                                                                                            |
|                    |    __________________________________________________________      _______________________________________ |
|                    |    Signature                                                       Date                                    |
|____________________|____________________________________________________________________________________________________________|


NOTE:  FAILURE TO COMPLETE THE INFORMATION REQUESTED ON THE SUBSTITUTE FORM W-9 ABOVE MAY RESULT IN BACKUP WITHHOLDING OF 31
PERCENT OF ANY PAYMENTS MADE TO YOU.

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